EXHIBIT 99.5

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA

FINANCIAL STATEMENTS

JULY 1, 2004 - JUNE 30, 2006

TABLE OF CONTENTS

Page

Report of Certified Public Accountant	1

Comparative Balance Sheets as of June 30, 2006 and June 30, 2005	2-3

Comparative Statements of Income and Retained Earnings For the Years Ended June 30, 2006 and June 30, 2005	4

Comparative Statements of Cash Flows For the Years Ended June 30, 2006 and June 30, 2005	5

Notes to Financial Statements as of June 30, 2006 and June 30, 2005	6-13

September 1, 2006

Public Consulting Group, Inc.
Benefit Solutions Practice Area
148 State Street
Tenth Floor
Boston, MA 02109

Board of Directors and Stockholders:

          We have audited the accompanying comparative balance sheet of Public Consulting Group, Inc. – Benefit Solutions Practice Area for the years ended June 30, 2006 and June 30, 2005, and the related comparative statements of earnings and retained earnings and statements of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Public Consulting Group, Inc. – Benefit Solutions Practice Area, as of June 30, 2006 and June 30, 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Very truly yours, Neal A. Price & Company, LLP

NAP&C:pcp

(1)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
COMPARATIVE BALANCE SHEETS
FOR THE YEARS ENDED JUNE 30, 2006 AND JUNE 30, 2005

ASSETS
	June 30,	June 30,
	2006	2005

Current Assets:
Cash - Checking	$26,525	$33,939
Accounts Receivable	20,688,520	16,085,059
Accounts Receivable - Affiliates	9,170	31,898
Prepaid Expenses	344,833	110,897
Due From Public Consulting Group, Inc.	11,732,454	6,893,619

Total Current Assets	32,801,502	23,155,412

Fixed Assets:
Computers & Equipment	$1,980,308	$1,521,457
Furniture and Fixtures	714,979	553,352
Improvements	99,395	69,683

Total	2,794,682	2,144,492

Less: Accumulated Depreciation	(1,595,629)	(1,174,658)

Total Fixed Assets	1,199,053	969,834

Other Assets:
Deposits	$58,326	$48,841
Cash Surrender Value - Life Insurance	265,886	229,254

Total Other Assets	324,212	278,095

Total Assets	$34,324,767	$24,403,341

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(2)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
COMPARATIVE BALANCE SHEETS
FOR THE YEARS ENDED JUNE 30, 2006 AND JUNE 30, 2005

LIABILITIES & SHAREHOLDERS' EQUITY

	June 30,	June 30,
	2006	2005

Current Liabilities:
Accounts Payable	$1,881,524	$1,540,913
Accrued Payroll	15,507,782	11,220,536
Accrued Pension	281,589	200,081
Equipment Loans Payable	354,971	342,946

Total Current Liabilities	18,025,866	13,304,476

Long-Term Liabilities
Equipment Loans Payable	$219,720	$332,768
Deferred Taxes	211,419	211,419

Total Long-Term Liabilities	431,139	544,187

Total Liabilities	18,457,005	13,848,663

Shareholders' Equity:
Retained Earnings	$15,867,762	$10,554,678

Total Shareholders' Equity	15,867,762	10,554,678

Total Liabilities &
Shareholders' Equity	$34,324,767	$24,403,341

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(3)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
COMPARATIVE STATEMENTS OF INCOME AND RETAINED EARNINGS
FOR THE YEARS ENDED JUNE 30, 2006 AND JUNE 30, 2005

	June 30,	June 30,
	2006	2005

Revenue	$48,414,222	$39,963,558

Operating Expenses:
Advertising/Business Promotion	55,892	7,966
Business Services	82,825	93,436
Contract & Temporary Labor	8,944,833	7,776,569
Depreciation & Amortization	420,971	369,622
Employee Related Expenses	201,179	259,741
I.T./Communications	675,703	665,483
Insurance	18,500	8,500
Office Expense	2,808,162	3,092,295
Other Employee Benefits	2,033,988	1,961,045
Other Expenses	76,397	73,578
Salaries	12,975,199	11,491,944
Professional Fees	355,985	161,575
Travel & Entertainment	998,353	893,331

Total Operating Expenses	29,647,987	26,855,085

Operating Income	$18,766,235	$13,108,473

General & Administrative Expenses	13,453,151	10,246,935

Net Income	$5,313,084	$2,861,538

Add: Retained Earnings, Beginning	10,554,678	7,693,140

Retained Earnings, Ending	$15,867,762	$10,554,678

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(4)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
COMPARATIVE STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2006 AND JUNE 30, 2005

	June 30,	June 30,
	2006	2005

CASH FLOWS FROM OPERATIVING ACTIVITIES:
Net Income	$5,313,084	$2,861,538
Noncash Items Included in Net Income
Depreciation & Amortization	420,971	369,622
Changes in:
Accounts Receivable	(4,580,733)	2,058,292
Prepaid Expenses	(233,936)	141,343
Due from Public Consulting Group, Inc.	(4,838,835)	(4,572,159)
Cash Surrender Value – Life Insurance	(36,632)	(43,922)
Accounts Payable & Accrued Payroll	4,709,365	(580,785)

NET CASH PROVIDED BY (USED BY)
OPERATING ACTIVITIES	$753,284	$233,929

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital Expenditures	$(650,190)	$(603,168)
Deposits	(9,485)	(23,224)

NET CASH PROVIDED BY (USED BY)
INVESTING ACTIVITIES	$(659,675)	$(626,392)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings on Loans Payable	$394,211	$1,028,837
Payments on Loans Payable	(430,590)	(803,761)
Increase/(Decrease) in Loans Allocated
To BSPA	(64,644)	106,456

NET CASH PROVIDED BY (USED BY)
FINANCING ACTIVITIES	$(101,023)	$331,532

NET INCREASE (DECREASE) IN CASH	$(7,414)	$(60,931)

CASH, BEGINNING OF PERIOD	33,939	94,870

CASH, END OF PERIOD	$26,525	$33,939

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(5)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 AND JUNE 30, 2005

NOTE A -	Summary of Significant Accounting Policies:

Basis of Presentation – The Benefit Solutions Practice Area (BSPA) (The Division) is a division of Public Consulting Group, Inc. (The Company). BSPA provides data mining, coordination of benefits, cost containment, revenue recovery, and medical support enforcement services to federal, state, and local health and human services agencies and private sector clients across the country.

Cash and Cash Equivalents - The Division considers cash on hand, deposits in banks, and certificates of deposit with original maturities of three months or less as cash and cash equivalents for financial statement purposes.

Cash reflected on the Balance Sheet of The Division consists of cash in bank accounts established for use by specific projects for purposes of paying lien filing fees, bank fees associated with client lockbox accounts, or for prepayment of Health Insurance Premium Purchase payments. Cash generated from and used in the operations of The Division is combined with the cash of The Company, and accordingly, is not reflected within these financial statements.

As cash used in the operations of The Division is funded by The Company, The Division paid no cash for interest and income taxes during the years ended June 30, 2006 and 2005.

Accounts Receivable – The Division uses the allowance method to account for uncollectible accounts receivable. Accounts receivable are presented net of an allowance for doubtful accounts of $70,000. and $115,000. at June 30, 2006 and June 30, 2005, respectively.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(6)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 AND JUNE 30, 2005

NOTE A -	Summary of Significant Accounting Policies - Cont’d:

Fixed Assets - Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods for tax purposes where appropriate. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements.

Prior to July 1, 2003, The Company did not account for the Fixed Assets of The Division separately from other divisions of The Company. Therefore, management of The Company was required to make certain assumptions to estimate the beginning Fixed Asset and Accumulated Depreciation balances of The Division as of that date.

Revenue Recognition – Revenue is recognized in accordance with generally accepted accounting principles consistently applied and as modified in accordance with the principles set forth below:

Revenue from Recoveries is recognized in the period in which all of the following conditions have been met:

	(i)	All required work has been performed, and

	(ii)	The client has received payment from the responsible third party.

Revenue from addition of names to insurance rolls is recognized in the period in which all of the following conditions have been met:

	(i)	All required work has been performed, and

	(ii)	The data has been delivered to the client.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(7)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 AND JUNE 30, 2005

NOTE A -	Summary of Significant Accounting Policies - Cont’d:

Revenue from identification and recoupment of healthcare claims for State Medicaid agencies is recognized in the period in which all of the following conditions have been met:

	(i)	All required work has been performed, and

	(ii)	The data has been delivered to the client.

Use of Estimates - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Prior to July 1, 2003, The Company did not account for The Division separately from other divisions of The Company. Therefore, management of The Company was required to make certain assumptions and use ratio analysis to estimate the balance of certain assets and liabilities of The Division as of that date. Management believes that the assumptions and estimates used to compile the July 1, 2003 opening Balance Sheet would not impact materially the Profit and Loss (Income Statements) of The Division for the years ended June 30, 2006 and June 30, 2005.

General & Administrative Expenses represent costs of The Company, allocated to The Division based on The Division’s revenue as a percentage of The Company’s revenue. These costs consist of salaries, benefits, and other corporate costs of the Executive, Human Resources, Information Technology, Marketing, Legal, and Finance Departments of The Company.

Reclassifications – Certain reclassifications have been made to the 2005 financial statements in order to conform with the 2006 presentation.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(8)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 AND JUNE 30, 2005

NOTE B -	Income Tax Expense:

The Company, with the consent of its Shareholders, elected under the Internal Revenue Code Section 1372(a) to be an "S" Corporation, effective July 1, 1995. In lieu of Corporate Income Taxes, the Shareholders of an "S" Corporation are taxed on their proportionate share of the Company's Taxable Income. Therefore, no provision of liability for Federal Income Taxes has been included in the financial statements.

For State Income Tax purposes, as required by the Code of Massachusetts Regulations #62.17A. 1, "S" Status is not available for Corporations generating in excess of $6,000,000. in Total Receipts in a taxable year. The Commonwealth of Massachusetts imposes a 4.5% Tax on the Net Taxable Income of the Corporation. The Company recorded a provision for State Income Taxes in the amount of $187,776. and $117,267. for the years ended June 30, 2006 and June 30, 2005, respectively. $17,625. and $26,189., respectively, were direct expenses of The Division for the same years ended. State Income Taxes considered indirect expenses of The Division have been allocated to the Division based on The Division’s revenue as a percentage of The Company’s revenue. These amounts are included in the General & Administrative Expenses of The Division.

NOTE C -	Deferred Taxes:

Pursuant to Internal Revenue Code Section 1374, a “Built in Gains” Tax is assessed upon the conversion of a “C” Corporation to an “S” Corporation. The Built in Gains Tax is a tax assessed to an “S” Corporation when the Corporation has built in gains as defined by Internal Revenue Code Section 1374 (d)(2).

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(9)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 AND JUNE 30, 2005

NOTE C -	Deferred Taxes – Cont’d:

As a result of this provision, The Company recorded a Deferred Tax Liability upon it’s conversion to an “S” Corporation, on July 1, 1995, in the amount of $556,365. The Division has been allocated a portion of this Deferred Tax Liability, based on The Division’s estimated revenue as a percentage of The Company’s revenue for the year ended June 30, 1995, in an amount equal to $211,419. This Deferred Tax Liability reverses on July 1, 2006.

NOTE D -	Profit Sharing Plan:

The Company instituted a 401(k) Profit Sharing Plan effective July 1, 1991, which covers all eligible employees. Company matching contributions to the Plan are at the discretion of the Board of Directors, but may not exceed the maximum allowable deduction permitted under the Internal Revenue Code at the time of the contribution. The Company matching contribution for employees of The Division, net of estimated forfeitures, equaled $281,589.and $200,081. for the years ended June 30, 2006 and June 30, 2005, respectively.

NOTE E -	Lease Commitments:

The Division conducts its operations from offices located in Boston, Massachusetts; Charlotte, North Carolina; Anchorage, Alaska; Phoenix, Arizona; Oakland, California; Tallahassee, Florida; Atlanta, Georgia; Boise, Idaho; Chelsea, Massachusetts; Reno, Nevada; Albany, New York; Raleigh, North Carolina; Columbus, Ohio; Austin, Texas; and Charleston, West Virginia. All office space is leased under non-cancelable operating leases. Certain leases include renewal provisions at the Company’s option.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(10)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 AND JUNE 30, 2005

NOTE E -	Lease Commitments – Cont’d:

	Future minimum rental commitments are as follows:
		Minimum Rental Commitments
	Year Ending June 30th

	2007	$1,095,474	.
	2008	726,355	.
	2009	724,856	.
	2010	454,653	.
	2011	181,092	.
	Thereafter	0	.

		$3,182,429	.

	Rent Expense is categorized under Office Expense within these financial statements. Rent Expense for the years ended June 30, 2006 and 2005 equaled $1,324,333. and $1,103,474., respectively.

NOTE F -	Lines of Credit and Equipment Loan:

	The Company maintains a Loan Agreement with Citizens Bank of Massachusetts (the Bank). Funds from the following credit facilities are used in the operations of The Division:

		Amount

	Equipment Line of Credit	$1,500,000. Annually

Funds are drawn from the Equipment Line of Credit approximately biannually and are immediately converted to Term Loans.

All of the facilities bear interest at LIBOR plus 1.25 -2.00% (determined based on the ratio of the Company’s Funded Indebtedness to EBITDA). The term “Funded Indebtedness” shall mean all indebtedness owing by the Borrower to the Bank at the time of testing excluding the Working Capital Line of Credit.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(11)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 AND JUNE 30, 2005

NOTE F -	Lines of Credit and Equipment Loan – Cont’d:

	The outstanding balance, current maturity, and interest rate on these loans were as follows:

		As of June 30, 2006

		Outstanding		Short Term
		Balance		Portion
		Allocated		Allocated		Interest
		to Division		to Division		Rate

	Term Loans #2-3	$505,856	.	$286,136	.	6.36%
	Term Loan #1	68,835	.	68,835	.	6.6%

		$574,691	.	$354,971	.

		As of June 30, 2006

		Outstanding		Short Term
		Balance		Portion
		Allocated		Allocated		Interest
		to Division		to Division		Rate

	Term Loan #2	$427,751	.	$171,001	.	4.61%
	Term Loan #1	247,963	.	171,945	.	4.6%

		$675,714	.	$342,946	.

	All loan payments are made by The Company, not The Division. Accordingly, no aggregate principal payments on loans are reflected in these financial statements. The Company has pledged Equipment to secure the Term Notes.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(12)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 AND JUNE 30, 2005

NOTE G -	Related Party Transactions:

The Company rents office space for use by The Division from the following commonly owned affiliates:

PCG Land Ventures, LLC – Chelsea, MA
148 State Street, LP – Boston, MA

Rental payments to affiliates, apportioned to The Division based on estimated space occupied, were as follows for the years ended June 30, 2006 and 2005:

		6/30/06		6/30/05

	PCG Land Ventures, LLC	$294,488	.	$255,402	.
	148 State Street, LP	34,758	.	36,662	.

		$329,246	.	$292,064	.

	The Company, from time to time, makes certain payments for affiliates. Accounts receivable from affiliates, attributable to The Division, was as follows for the years ended June 30, 2006 and 2005:

		6/30/06		6/30/05

	PCG Land Ventures, LLC	$9,170	.	$31,276	.
	PCG Land Ventures III, LLC	-0-		622	.

		$9,170	.	$31,898	.

NOTE H -	Subsequent Events:

	During June 2006, the Company’s stockholders agreed to sell the assets of the Division to a publicly traded company for an amount in excess of book value.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(13)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA

FINANCIAL STATEMENTS

JULY 1, 2003 - JUNE 30, 2005

TABLE OF CONTENTS

Report of Certified Public Accountant	1

Comparative Balance Sheets as of June 30, 2005 and June 30, 2004	2-3

Comparative Statements of Income and Retained Earnings For the Years Ended June 30, 2005 and June 30, 2004	4

Comparative Statements of Cash Flows For the Years Ended June 30, 2005 and June 30, 2004	5

Notes to Financial Statements as of June 30, 2005 and June 30, 2004	6-13

August 14, 2006

Public Consulting Group, Inc.
Benefit Solutions Practice Area
148 State Street
Tenth Floor
Boston, MA 02109

Board of Directors and Stockholders:

     We have audited the accompanying comparative balance sheet of Public Consulting Group, Inc. – Benefit Solutions Practice Area for the years ended June 30, 2005 and June 30, 2004, and the related comparative statements of earnings and retained earnings and statements of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Public Consulting Group, Inc. – Benefit Solutions Practice Area, as of June 30, 2005 and June 30, 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Very truly yours, Neal A. Price & Company, LLP
NAP&C:pcp

(1)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
COMPARATIVE BALANCE SHEETS
FOR THE YEARS ENDED JUNE 30, 2005 AND JUNE 30, 2004

ASSETS

	June 30,	June 30,
	2005	2004

Current Assets:
Cash - Checking	$33,939	$94,870
Accounts Receivable	16,085,059	18,051,759
Accounts Receivable - Affiliates	31,898	123,490
Prepaid Expenses	110,897	252,240
Due From Public Consulting Group, Inc.	6,893,619	2,321,460

Total Current Assets	23,155,412	20,843,819

Fixed Assets:
Computers & Equipment	$1,521,457	$1,193,872
Furniture and Fixtures	553,352	302,186
Improvements	69,683	45,267

Total	2,144,492	1,541,325
Less: Accumulated Depreciation	(1,174,658)	(805,037)

Total Fixed Assets	969,834	736,288

Other Assets:
Deposits	$48,841	$25,617
Cash Surrender Value - Life Insurance	229,254	185,332

Total Other Assets	278,095	210,949

Total Assets	$24,403,341	$21,791,056

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(2)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
COMPARATIVE BALANCE SHEETS
FOR THE YEARS ENDED JUNE 30, 2005 AND JUNE 30, 2004

LIABILITIES & SHAREHOLDERS' EQUITY

	June 30,	June 30,
	2005	2004

Current Liabilities:
Accounts Payable	$1,539,269	$1,794,483
Accrued Expenses	11,222,180	11,525,383
Accrued Pension	200,081	222,449
Equipment Loans Payable	342,946	201,588

Total Current Liabilities	13,304,476	13,743,903

Long-Term Liabilities
Equipment Loans Payable	$332,768	$142,594
Deferred Taxes	211,419	211,419

Total Long-Term Liabilities	544,187	354,013

Total Liabilities	13,848,663	14,097,916

Shareholders' Equity:
Retained Earnings	$10,554,678	$7,693,140

Total Shareholders' Equity	10,554,678	7,693,140

Total Liabilities &
Shareholders' Equity	$24,403,341	$21,791,056

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(3)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
COMPARATIVE STATEMENTS OF INCOME AND RETAINED EARNINGS

FOR THE YEARS ENDED JUNE 30, 2005 AND JUNE 30, 2004

	June 30,	June 30,
	2005	2004

Revenue	$39,963,558	$35,032,362

Operating Expenses:
Advertising/Business Promotion	7,966	403
Business Services	93,436	82,186
Contract & Temporary Labor	7,776,569	5,460,260
Depreciation & Amortization	369,622	255,951
Employee Related Expenses	259,741	83,777
I.T./Communications	665,483	538,088
Insurance	8,500	17,170
Office Expense	3,092,295	1,984,747
Other Employee Benefits	1,961,045	1,435,195
Other Expenses	73,578	71,858
Salaries	11,491,944	10,226,537
Professional Fees	161,575	74,952
Travel & Entertainment	893,331	722,997

Total Operating Expenses	26,855,085	20,954,121

Operating Income	$13,108,473	$14,078,241

General & Administrative Expenses	10,246,935	10,988,072

Net Income	$2,861,538	$3,090,169

Add: Retained Earnings, Beginning	7,693,140	4,602,971

Retained Earnings, Ending	$10,554,678	$7,693,140

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(4)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
COMPARATIVE STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2005 AND JUNE 30, 2004

	June 30,	June 30,
	2005	2004

CASH FLOWS FROM OPERATIVING ACTIVITIES:
Net Income	$2,861,538	$3,090,169
Noncash Items Included in Net Income
Depreciation & Amortization	369,622	255,951
Changes in:
Accounts Receivable	2,058,292	(2,102,007)
Prepaid Expenses	141,343	(252,240)
Due from Public Consulting Group, Inc.	(4,572,159)	(3,527,833)
Cash Surrender Value –	(43,922)	(116,646)
Accounts Payable & Accrued Payroll	(580,785)	4,109,098

NET CASH PROVIDED BY (USED BY)
OPERATING ACTIVITIES	$233,929	$1,456,492

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital Expenditures	$(603,168)	$(495,197)
Deposits	(23,224)	(5,303)

NET CASH PROVIDED BY (USED BY)
INVESTING ACTIVITIES	$(626,392)	$(500,500)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net Borrowings on Loans Payable	$331,532	$(913,745)

NET CASH PROVIDED BY (USED BY)
FINANCING ACTIVITIES	$331,532	$(913,745)

NET INCREASE (DECREASE) IN CASH	$(60,931)	$42,247

CASH, BEGINNING OF PERIOD	94,870	52,623

CASH, END OF PERIOD	$33,939	$94,870

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(5)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 AND JUNE 30, 2004

NOTE A -	Summary of Significant Accounting Policies:

Basis of Presentation – The Benefit Solutions Practice Area (BSPA) (The Division) is a division of Public Consulting Group, Inc. (The Company). BSPA provides data mining, coordination of benefits, cost containment, revenue recovery, and medical support enforcement services to federal, state, and local health and human services agencies and private sector clients across the country.

Cash and Cash Equivalents - The Division considers cash on hand, deposits in banks, and certificates of deposit with original maturities of three months or less as cash and cash equivalents for financial statement purposes.

Cash reflected on the Balance Sheet of The Division consists of cash in bank accounts established for use by specific projects for purposes of paying lien filing fees, bank fees associated with client lockbox accounts, or for prepayment of Health Insurance Premium Purchase payments. Cash generated from and used in the operations of The Division is combined with the cash of The Company, and accordingly, is not reflected within these financial statements.

As cash used in the operations of The Division is funded by The Company, The Division paid no cash for interest and income taxes during the years ended June 30, 2005 and 2004.

Accounts Receivable – The Division uses the allowance method to account for uncollectible accounts receivable. Accounts receivable are presented net of an allowance for doubtful accounts of $115,000. and $34,750. at June 30, 2005 and June 30, 2004, respectively.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

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PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 AND JUNE 30, 2004

NOTE A -	Summary of Significant Accounting Policies - Cont’d:

Fixed Assets - Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods for tax purposes where appropriate. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements.

Prior to July 1, 2003, The Company did not account for the Fixed Assets of The Division separately from other divisions of The Company. Therefore, management of The Company was required to make certain assumptions to estimate the beginning Fixed Asset and Accumulated Depreciation balances of The Division as of that date.

Revenue Recognition – Revenue is recognized in accordance with generally accepted accounting principles consistently applied and as modified in accordance with the principles set forth below:

Revenue from Recoveries is recognized in the period in which all of the following conditions have been met:

	(i)	All required work has been performed, and

	(ii)	The client has received payment from the responsible third party.

Revenue from addition of names to insurance rolls is recognized in the period in which all of the following conditions have been met:

	(i)	All required work has been performed, and

	(ii)	The data has been delivered to the client.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(7)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 AND JUNE 30, 2004

NOTE A -	Summary of Significant Accounting Policies - Cont’d:

Revenue from identification and recoupment of healthcare claims for State Medicaid agencies is recognized in the period in which all of the following conditions have been met:

	(i)	All required work has been performed, and

	(ii)	The data has been delivered to the client.

Use of Estimates - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Prior to July 1, 2003, The Company did not account for The Division separately from other divisions of The Company. Therefore, management of The Company was required to make certain assumptions and use ratio analysis to estimate the balance of certain assets and liabilities of The Division as of that date. Management believes that the assumptions and estimates used to compile the July 1, 2003 opening Balance Sheet would not impact materially the Profit and Loss (Income Statements) of The Division for the years ended June 30, 2005 and June 30, 2004.

General & Administrative Expenses represent costs of The Company, allocated to The Division based on The Division’s revenue as a percentage of The Company’s revenue. These costs consist of salaries, benefits, and other corporate costs of the Executive, Human Resources, Information Technology, Marketing, Legal, and Finance Departments of The Company.

THE ACCOMPANYING LETTER OF TRANSMITTAL  AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

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PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 AND JUNE 30, 2004

NOTE B -	Income Tax Expense:

The Company, with the consent of its Shareholders, elected under the Internal Revenue Code Section 1372(a) to be an "S" Corporation, effective July 1, 1995. In lieu of Corporate Income Taxes, the Shareholders of an "S" Corporation are taxed on their proportionate share of the Company's Taxable Income. Therefore, no provision of liability for Federal Income Taxes has been included in the financial statements.

For State Income Tax purposes, as required by the Code of Massachusetts Regulations #62.17A. 1, "S" Status is not available for Corporations generating in excess of $6,000,000. in Total Receipts in a taxable year. The Commonwealth of Massachusetts imposes a 4.5% Tax on the Net Taxable Income of the Corporation. The Company recorded a provision for State Income Taxes in the amount of $47,425. and $33,424. at June 30, 2005 and June 30, 2004, respectively. The Division was allocated a portion of this, based on The Division’s revenue as a percentage of The Company’s revenue, in an amount equal to $22,076. and $15,931. at June 30, 2005 and June 30, 2004, respectively. These amounts are included in the General & Administrative Expenses of The Division.

Massachusetts Department of Revenue Exam – In 2004, the Massachusetts Department of Revenue completed an examination of the Company’s Use Tax returns for 2002 and 2003. The examining agent proposed adjustments that resulted in additional state sales taxes for those years of approximately $57,074. plus interest.

NOTE C -	Deferred Taxes:

Pursuant to Internal Revenue Code Section 1374, a “Built in Gains” Tax is assessed upon the conversion of a “C” Corporation to an “S” Corporation. The Built in Gains Tax is a tax assessed to an “S” Corporation when the Corporation has built in gains as defined by Internal Revenue Code Section 1374 (d)(2).

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(9)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 AND JUNE 30, 2004

NOTE C -	Deferred Taxes – Cont’d:

As a result of this provision, The Company recorded a Deferred Tax Liability upon it’s conversion to an “S” Corporation, on July 1, 1995, in the amount of $556,365. The Division has been allocated a portion of this Deferred Tax Liability, based on an estimate of The Division’s revenue as a percentage of The Company’s revenue for the year ended June 30, 1995, in an amount equal to $211,419. This Deferred Tax Liability will reverse on July 1, 2006.

NOTE D -	Profit Sharing Plan:

The Company instituted a 401(k) Profit Sharing Plan effective July 1, 1991, which covers all eligible employees. Company matching contributions to the Plan are at the discretion of the Board of Directors, but may not exceed the maximum allowable deduction permitted under the Internal Revenue Code at the time of the contribution. The Company matching contribution for employees of The Division, net of estimated forfeitures, equaled $200,081. and $222,449. for the years ended June 30, 2005 and June 30, 2004, respectively.

NOTE E -	Lease Commitments:

The Division conducts its operations from offices located in Boston, Massachusetts; Charlotte, North Carolina; Anchorage, Alaska; Phoenix, Arizona; Oakland, California; Tallahassee, Florida; Atlanta, Georgia; Boise, Idaho; Chelsea, Massachusetts; Reno, Nevada; Albany, New York; Raleigh, North Carolina; Austin, Texas; and Charleston, West Virginia. All office space is leased under non-cancelable operating leases. Certain leases include renewal provisions at the Company’s option.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

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PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 AND JUNE 30, 2004

NOTE E -	Lease Commitments – Cont’d:

	Future minimum rental commitments are as follows:

		Minimum
	Year Ending	Rental
	June 30th	Commitments

	2006	$1,194,822	.
	2007	1,046,931	.
	2008	992,738	.
	2009	997,321	.
	2010	420,704	.
	Thereafter	28,980	.

		$4,681,497	.

	Rent Expense is categorized under Office Expense within these financial statements. Rent Expense for the years ended June 30, 2005 and 2004 equaled $1,103,474. and $886,543. accordingly.

NOTE F -	Lines of Credit and Equipment Loan:

	The Company maintains a Loan Agreement with Citizens Bank of Massachusetts (the Bank). Funds from the following credit facilities are used in the operations of The Division:

		Amount

	Equipment Line of Credit	$1,500,000	.
	Term Note	975,690	.

	All of the facilities bear interest at LIBOR plus 1.25 -2.00% (determined based on the ratio of the Company’s Funded Indebtedness to EBITDA). The term “Funded Indebtedness” shall mean all indebtedness owing by the Borrower to the Bank at the time of testing excluding the Working Capital Line of Credit.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

(11)

PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 AND JUNE 30, 2004

NOTE F -	Lines of Credit and Equipment Loan – Cont’d:

The outstanding balance, current maturity, and interest rate on each of these loans was as follows:

As of June 30, 2005

		Outstanding		Short Term
		Balance		Portion
		Allocated		Allocated		Interest
		to Division		to Division		Rate

	Equipment Loan	$427,751	.	$171,001	.	4.61%
	Term Note	247,963	.	171,945	.	4.6%

		$675,714	.	$342,946	.

As of June 30, 2005

		Outstanding		Short Term
		Balance		Portion
		Allocated		Allocated		Interest
		to Division		to Division		Rate

	Equipment Loans	$344,182	.	$201,588	.	3.11%

All loan payments are made by The Company, not The Division. Accordingly, no aggregate principal payments on loans are reflected in these financial statements. The Company has pledged Equipment to secure the Term Notes.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

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PUBLIC CONSULTING GROUP, INC.
BENEFIT SOLUTIONS PRACTICE AREA
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 AND JUNE 30, 2004

NOTE G -	Related Party Transactions:

The Company rents office space for use by The Division from the following commonly owned affiliates:

PCG Land Ventures, LLC – Chelsea, MA
148 State Street, LP – Boston, MA

Rental payments to affiliates, apportioned to The Division based on estimated space occupied, were as follows for the years ended June 30, 2005 and 2004:

		6/30/05		6/30/04

	PCG Land Ventures, LLC	$255,402	.	$306,000	.
	148 State Street, LP	36,662	.	35,609	.

		$292,064	.	$341,609	.

	The Company, from time to time, makes certain payments for affiliates. Accounts receivable from affiliates, attributable to The Division, was as follows for the years ended June 30, 2005 and 2004:

		6/30/05		6/30/04

	PCG Land Ventures, LLC	$31,276	.	$22,230	.
	PCG Land Ventures III, LLC	622	.	101,260	.

		$31,898	.	$123,490	.

NOTE H -	Subsequent Events – During June 2006, the Company’s stockholders agreed to sell the assets of the Division to a publicly traded company for an amount in excess of book value.

THE ACCOMPANYING LETTER OF TRANSMITTAL AND NOTES
ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

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